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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 2, 2006

                             STRATEX NETWORKS, INC.
               (Exact name of Registrant as Specified in Charter)

            Delaware                   0-15895            77-0016028
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  (Sta te or Other Jurisdiction     (Commission         (IRS Employer
        of Incorporation)           File Number)      Identification No.)

                    120 Rose Orchard Way, San Jose, CA 95134
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (408) 943-0777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION.

        On February 2, 2006, Stratex Networks, Inc. issued an earnings release announcing its financial results for the third fiscal quarter ended December 31, 2005. A copy of the earnings release is attached as Exhibit 99.1.

        The information in this Form 8-K and the attached Exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

         Exhibit No.     Description
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         99.1            Earnings release of Stratex Networks, Inc.
                         dated February 2, 2006.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     STRATEX NETWORKS, INC.

Date: February 2, 2006

                                     By: /s/ Juan Otero
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                                         Juan Otero
                                         General Counsel and Assistant Secretary